UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A - Information Required in Proxy Statement

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 1)

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SUPREME INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPREME INDUSTRIES, INC.

2581 East Kercher Road

P.O. Box 237

Goshen, IN  46528

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 4, 2006

To Stockholders of

SUPREME INDUSTRIES, INC.:

The annual meeting of stockholders of Supreme Industries, Inc. (the “Company”) will be held at the Courtyard by Marriott, 1930 Lincolnway East, Goshen, Indiana on May 4, 2006 at 10:00 a.m. Eastern Standard Time for the following purposes:

1.               To elect nine directors to serve until the next annual meeting of stockholders and until their respective successors shall be elected and qualified;

2.               To consider and vote upon the proposed Amended and Restated 2004 Stock Option Plan;

3.               To ratify the selection of Crowe Chizek and Company LLC as Independent Registered Public Accounting Firm; and

4.               To transact such other business as may properly come before the meeting and any adjournment thereof.

Information regarding matters to be acted upon at this meeting is contained in the accompanying Proxy Statement.  Only stockholders of record at the close of business on March 24, 2006 are entitled to notice of and to vote at the meeting and any adjournment thereof.

All stockholders are cordially invited to attend the meeting.  Whether or not you plan to attend, please complete, sign, and return promptly the enclosed proxy in the accompanying addressed envelope for which postage is prepaid.  You may revoke the proxy at any time before the commencement of the meeting.

By Order of the Board of Directors

Goshen, Indiana	William J. Barrett
April 3, 2006	Secretary

IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD.  PLEASE COMPLETE, SIGN, AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING.

SOLICITATION OF PROXIES

This Proxy Statement and accompanying Proxy are furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of Supreme Industries, Inc. (the “Company”) for use at the Annual Meeting of Stockholders to be held at the Courtyard by Marriott, 1930 Lincolnway East, Goshen, Indiana, on May 4, 2006 at 10:00 a.m. Eastern Standard Time, or at any adjournment thereof.  The Notice of Meeting, the form of Proxy, and this Proxy Statement are being mailed to the Company’s stockholders on or about April 3, 2006.

The expense of proxy solicitation will be borne by the Company.  Although solicitation is to be made primarily through the mail, the Company’s officers and/or employees and those of its transfer agent may solicit proxies by telephone or personal contact, but in such event no additional compensation will be paid by the Company for such solicitation material regarding the meeting to beneficial owners of the Company’s Common Stock, and in such event the Company will reimburse them for all accountable costs so incurred.

A copy of the 2005 Annual Report to Stockholders of the Company for its fiscal year ended December 31, 2005, is being mailed with this Proxy Statement to all such stockholders entitled to vote, but does not form any part of the information for solicitation of proxies.

RECORD DATE AND VOTING SECURITIES

The Board of Directors of the Company has fixed the close of business on March 24, 2006, as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting.  As of the record date, there were 10,585,826 shares of Class A Common Stock and 2,109,133 shares of Class B Common Stock of the Company issued and outstanding.  The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock as of the record date is necessary to constitute a quorum at the Annual Meeting with respect to matters upon which both classes of Common Stock are entitled to vote.

ACTION TO BE TAKEN AND VOTE REQUIRED

Action will be taken at the meeting to elect a Board of Directors, to approve an Amended and Restated 2004 Stock Option Plan (the “Stock Option Plan”), and to ratify the selection of Crowe Chizek and Company LLC as Independent Registered Public Accounting Firm.  The proxy will be voted in accordance with the directions specified thereon, and otherwise in accordance with the judgment of the persons designated as proxies.  Any proxy on which no directions are specified will be voted for the election of directors named herein, for the Amended and Restated 2004 Stock Option Plan, and otherwise in accordance with the judgment of the persons designated as proxies.  Any person executing the enclosed proxy may nevertheless revoke it at any time prior to the actual voting thereof by filing with the Secretary of the Company either a written instrument expressly revoking it or a duly executed proxy bearing a later date.  Furthermore, such person may nevertheless elect to attend the meeting and vote in person, in which event the proxy will be suspended.

The Company’s Certificate of Incorporation authorizes two classes of $.10 par value Common Stock (designated Class A and Class B) as well as one class of $1.00 par value preferred stock.  No shares of the preferred stock are outstanding.  In voting on all matters expected to come before the meeting, a shareholder of either Class A or Class B Common Stock will be entitled to one vote, in person or by proxy, for each share held in his or her name on the record date, except that the holders of Class A Common Stock shall be entitled to elect that number (rounded down) of directors equal to the total number of directors to be elected divided by three, i.e., three directors, and the holders of Class B Common Stock shall be entitled to elect the remaining directors.  The election of three directors by the holders of the Class A Common Stock requires the affirmative vote of a majority of the shares of Class A Common Stock represented in person or by proxy at a meeting at which a majority of the outstanding Class A shares is present.  The approval of the proposed Amended and Restated 2004 Stock Option Plan and the ratification of the selection of auditors requires the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock present, in person or by proxy, at the annual meeting.  The Company’s Certificate of Incorporation prohibits cumulative voting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tabulation sets forth the names of those persons who are known to management to be the beneficial owners as of March 24, 2006 of more than five percent of the Company’s Class A or Class B Common Stock.  Such tabulation also sets forth the number of shares of the Company’s Class A or Class B Common Stock beneficially owned as of March 24, 2006 by all of the Company’s directors and nominees (naming them) and all directors and officers of the Company as a group (without naming them).  Persons having direct beneficial ownership of the Company’s Common Stock possess the sole voting and dispositive power in regard to such stock.  Class B Common Stock is freely convertible on a one-for-one basis into an equal number of shares of Class A Common Stock, and ownership of Class B shares is deemed to be beneficial ownership of Class A shares under Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934.  As of March 24, 2006, there were 10,585,826 Class A shares and 2,109,133 Class B shares outstanding.

The following tabulation also includes Class A shares covered by options granted under the Company’s 2004, 2001, and 1998 Stock Option Plans, which options are collectively referred to as “Stock Options.”  The Stock Options have no voting or dividend rights.

Name and Address	Title	Amount and Nature of	Percent of
of Beneficial Owner	Class	Beneficial Ownership	Class (1)
Wilen Management Company, Inc.	Class A	778,378	7.4%
2360 West Joppa Road, Suite 226
Lutherville, MD 21093

Wellington Management Company, LLP	Class A	580,900	5.5%
75 State Street
Boston, MA 02109

William J. Barrett	Class A	1,380,435 (2)(3)(6)	12.2%
636 River Road	Class B	625,296 (3)	29.6%
Fair Haven, NJ 07704

Herbert M. Gardner	Class A	1,021,853 (2)(4)(6)	9.1%
636 River Road	Class B	545,914 (4)	25.9%
Fair Haven, NJ 07704

Thomas Cantwell	Class A	723,720 (2)(6)	6.4%
#1 McGill St., Apt. 1010	Class B	700,946	33.2%
Montreal, Quebec, Canada H2Y 4A3

Omer G. Kropf	Class A	711,557 (2)	6.7%
2581 East Kercher Road
Goshen, IN 46528

Robert W. Wilson	Class A	160,919 (2)	1.5%
2581 East Kercher Road
Goshen, IN 46528

Robert J. Campbell	Class A	133,735 (2)(5)(6)	1.3%
15690 Treasure Cove	Class B	44,044	2.1%
Bullard, TX 75757

William C. Hurtt, Jr.	Class A	826	*
188 East Bergen Place, Ste 205
Red Bank, NJ 07701

Jeffery D. Mowery	Class A	42,500 (2)	*
2581 East Kercher Road
Goshen, IN 46528

Arthur M. Borden	Class A	25,685 (2)	*
575 Madison Avenue, 22nd Floor
New York, NY 10022

Mark C. Neilson	Class A	12,500 (2)	*
5230 Fiore Terrace
San Diego, CA 92122

All directors and officers as a group	Class A	4,213,730 (2)(3)(4)(5)(6)	32.4%
of (10) persons	Class B	1,916,200 (3)(4)	90.9%

* Less than 1%

(1)  The percentage calculations have been made in accordance with Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934.  In making these calculations, shares beneficially owned by a person as a result of the ownership of Stock Options, or ownership of Class B Common Stock, were deemed to be currently outstanding solely with respect to the holders of such options or Class B shares.

(2)  Includes the number of Class A Shares set forth opposite the persons named in the following table which shares are beneficially owned as a result of the ownership of Stock Options under the Company’s 2004, 2001, and 1998 Stock Option Plans.

Stock
Options
William J. Barrett	128,227
Herbert M. Gardner	124,848
Omer G. Kropf	77,000
Robert W. Wilson	74,500
Jeffery D. Mowery	42,500
Thomas Cantwell	17,000
Mark C. Neilson	11,500
Robert J. Campbell	10,580
Arthur M. Borden	6,000
All directors and officers as a group	492,155

(3)  Includes 81,686 shares of Class A Common Stock and 9,849 shares of Class B Common Stock owned by Mr. Barrett’s wife.  Mr. Barrett has disclaimed beneficial ownership of these shares.

(4)  Includes 9,663 shares of Class A Common Stock and 56,592 shares of Class B Common Stock owned by Mr. Gardner’s wife.  Mr. Gardner has disclaimed beneficial ownership of these shares.

(5)  Includes 410 shares of Class A Common Stock owned beneficially by Mr. Campbell’s wife as custodian for their children.  Mr. Campbell has disclaimed beneficial ownership of these shares.

(6)  Includes the number of shares of Class A Common Stock which are deemed to be beneficially owned as a result of ownership of shares of Class B Common Stock, which Class B shares are freely convertible on a one-for-one basis into Class A shares.

Depositories such as The Depository Trust Company (Cede & Company) as of March 24, 2006 held, in the aggregate, more than 5% of the Company’s then outstanding Class A voting shares.  The Company understands that such depositories hold such shares for the benefit of various participating brokers, banks, and other institutions which are entitled to vote such shares according to the instructions of the beneficial owners thereof.  The Company has no reason to believe that any of such beneficial owners hold more than 5% of the Company’s outstanding voting securities.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nine directors are to be elected at the Annual Meeting of Stockholders.  Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees shown below for the term of one year and until their successors are duly elected and have qualified.  The Company’s Board of Directors is currently comprised of nine members.  Of the persons named below, Messrs. Borden, Neilson and Hurtt have been nominated for election by the holders of Class A Common Stock, and the remaining persons have been nominated for election by the holders of Class B Common Stock.  The nominees for election by holders of Class A Common Stock were recommended to the Board of Directors by a majority of the independent directors of the Board.

Messrs. Gardner, Barrett, Kropf and Wilson were the executive officers of the Company as of December 31, 2005.  Officers are elected annually by the Board of Directors at the Regular Meeting of Directors held immediately following the Annual Meeting of Stockholders.

Although it is not contemplated that any nominee will be unable to serve as a director, in such event the proxies will be voted by the holders thereof for such other person as may be designated by the current Board of Directors.  The management of the Company has no reason to believe that any of the nominees will be unable or unwilling to serve if elected to office, and to the knowledge of management, the nominees intend to serve the entire term for which election is sought.

Mr. H. Douglas Schrock, who has served as a director of the Company since 1990, announced his resignation effective March 31, 2006. This resignation was due solely to the fact that Mr. Schrock had concluded that he did not have adequate time available to properly perform his duties as a director. Acting in accordance with the Company’s Bylaws, the Company’s independent directors nominated Mr. William C. Hurtt, Jr. to succeed Mr. Schrock and by conference telephone call the Board of Directors elected Mr. Hurtt to the Board of Directors effective April 1, 2006.

Only nine nominees for director are named, even though the Company’s bylaws allow a maximum of fifteen, since the proposed size of the board is deemed adequate to meet the requirements of the Board of Directors.  The proxies given by the Class A stockholders cannot be voted for more than three persons, and the proxies given by the Class B stockholders cannot be voted for more than six persons.  The information set forth below with respect to each of the nominees has been furnished by each respective nominee.

	Executive	Positions With
Name, Age, and Business Experience	Officer Since	Company

Herbert M. Gardner, 66
Executive Vice President of Barrett-Gardner Associates, Inc., an investment banking firm since November 2002 and previously Senior Vice President of Janney Montgomery Scott LLC, investment bankers; Chairman of the Board of the Company since 1979 and President of the Company from June 1992 to February 2006; Director of Rumson-Fair Haven Bank and Trust Company, a New Jersey state independent, commercial bank and trust company; Director of Nu Horizons Electronics Corp., an electronic component distributor; Director of TGC Industries, Inc., a company engaged in the geophysical services industry; and Director of Co-Active Marketing Group, Inc., a marketing and sales promotion company.

	1979	Chairman of the Board

	Executive	Positions With
Name, Age, and Business Experience	Officer Since	Company
Robert W. Wilson, 61 President and Chief Operating Officer of the Company since February 2006; Executive Vice President of the Company from December 1992 through February 2006; Treasurer and Chief Financial Officer of the Company from December 1992 through April 2005; Vice President of Finance, Treasurer, and Assistant Secretary of Supreme Corporation, a subsidiary of the Company, from 1998 through April 2005; co-holder of Office of the President of Supreme Corporation from November 2000 through April 2005.	1992	President and Chief Operating Officer

William J. Barrett, 66
President of Barrett-Gardner Associates, Inc., an investment banking firm since November 2002, and previously Senior Vice President of Janney Montgomery Scott LLC, investment bankers; Secretary and Assistant Treasurer of the Company and a Director since 1979 and Executive Vice President (Long Range and Strategic Planning) of the Company since 2004; Chairman of the Board and Director of Rumson-Fair Haven Bank and Trust Company, a New Jersey state independent, commercial bank and trust company; and a Director of TGC Industries, Inc., a company engaged in the geophysical services industry.

	1979	Executive Vice President (Long Range and Strategic Planning) and Secretary

Arthur M. Borden, 86	n/a	None

Of Counsel, Katten Muchin Zavis Rosenman, since 2002; Of Counsel, Rosenman & Colin LLP from 1993 to 2002; Partner, Rosenman & Colin LLP from 1987 to 1992; and Director, Scientific Industries, Inc., a manufacturer and distributor of laboratory equipment.

Robert J. Campbell, 74
Retired Chief Executive Officer of TGC Industries, Inc., from March 1996 to December, 1998, a company engaged in the geophysical services industry; Vice Chairman of the Board and Chief Executive Officer of TGC from July 1993 through March 1996; Chairman of the Board and Chief Executive Officer of TGC Industries, Inc., from July 1986 to July 1993; and prior to such time, President and Chief Executive Officer of the Company for more than five years.

	n/a	None

	Executive	Positions With
Name, Age, and Business Experience	Officer Since	Company

Dr. Thomas Cantwell, 78
1978 to present, independent investor; September 1987 to present, President of Technical Computer Graphics, Inc., a software/hardware integrator in the computer graphics field; Director of VertigoXMedia, a developer of television broadcast control systems; and Director of Miranda Technologies, a manufacturer of digital video and audio equipment.

	n/a	None

Omer G. Kropf, 64
Executive Vice President of the Company from August 1984 through April 2005; President and Chief Executive Officer of Supreme Corporation, a subsidiary of the Company, from January 1984 to November 2000; co-holder of Office of the President of Supreme Corporation from November 2000 through April 2005; and Vice-Chairman and Managing Director of Special Projects of Supreme Corporation since May 2005.

	n/a	None

Mark C. Neilson, 47
Partner, Tatum, LLC, a national financial technology and consulting firm, since September 2005; Chief Financial Officer of Towne Air Freight, Inc., an air freight trucking company, from April 2001 to February 2005; Independent business consultant from November 1998 to March 2001; Chief Financial Officer of Therm-O-Lite, Inc., a manufacturer of interior insulated windows, since January 2000; and Chief Financial Officer and Director of Shelter Components Corporation, a supplier to the recreational vehicle industry, from March 1986 to October 1998.

	n/a	None

William C. Hurtt, Jr., 61	n/a	None

Director of TGC Industries, Inc., a company engaged in the geophysical services industry; Managing Partner of Canterbury Partners, a family investment partnership; Managing Partner of Oakwood Partners, LLP, a real estate partnership; Retired, Vero Beach, FL; BA Harvard College 1967; MBA Wharton School of Business, University of Pennsylvania, 1969; Manager of Blue Lake Properties, LLC, Tuscaloosa, AL, from November 1998 to January 2006; Former Director of River Gas Corporation, October 1998 to September 2000.

The Board of Directors recommends a vote FOR Proposal No. 1.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executives officers, and persons who own more than 10 percent of Common Stock, to file with the Securities and Exchange Commission (“SEC”) certain reports of beneficial ownership of Common Stock.  Based solely on copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all applicable Section 16(a) filing requirements were complied with by its director, officers, and 10 percent stockholders during the last fiscal year.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS; INDEPENDENT DIRECTORS

The Board of Directors has an Executive Committee comprised of Dr. Cantwell and Messrs. Gardner, Barrett, and Kropf, an Audit Committee comprised of Dr. Cantwell and Messrs. Neilson, Campbell and Borden, and a Stock Option Committee comprised of Dr. Cantwell and Messrs. Gardner and Barrett.

The Executive Committee, which met four times during the year ended December 31, 2005, is charged by the Company’s bylaws with the responsibility of exercising such authority of the Board of Directors as is specifically delegated to it by the Board, subject to certain limitations contained in the bylaws.

The Audit Committee met four times during the year ended December 31, 2005.  The purpose and functions of the Audit Committee are to appoint or terminate the independent auditors; evaluate and determine compensation of the independent auditors; review the scope of the audit proposed by the independent auditors; review year-end financial statements prior to issuance; consult with the independent auditors on matters relating to internal financial controls and procedures; and make appropriate reports and recommendations to the Board of Directors.

The Stock Option Committee met twice during the year.  The Committee is responsible for awarding Stock Options to key employees or individuals who provide substantial advice or other assistance to the Company so that they will apply their best efforts for the benefit of the Company.

The Company does not have a Compensation Committee.

The Company does not have a standing Nominating Committee, and nominations for director are made by the Company’s independent directors.  The Board of Directors  believes that, considering the size of the Company and the Board of Directors, nominating decisions can be made effectively on a case-by-case basis, and there is no need for the added formality of a Nominating Committee.  In carrying out the functions of a Nominating Committee, the Board of Directors does not rely on a Nominating Committee Charter.  Acting in the capacity of a Nominating Committee, the Board of Directors has not adopted any policy with regard to the consideration of director candidates recommended by security holders for the reason that such a policy is deemed unnecessary since, at no time in the history of the Company, has any such recommendation ever been received from any of the Company’s security holders.

During the year ended December 31, 2005, the Board of Directors held four regularly scheduled meetings.  All of the Directors listed herein attended 75% or more of the total meetings of the Board and of the committees on which they serve.

The Board of Directors has determined that the following five directors have no material relationship with the Company that would interfere with the exercise of independent judgment and are “independent” within the meaning of the American Stock Exchange (“AMEX”) director independence standards:  Arthur M. Borden, Robert J. Campbell, Dr. Thomas Cantwell, Mark C. Neilson, and William C. Hurtt, Jr.

SUPREME’S AUDIT COMMITTEE AND AUDIT COMMITTEE REPORT

The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter adopted by the Board of Directors, include providing oversight to the Company’s financial reporting process through periodic meetings with the Company’s Independent Registered Public Accounting Firm (“independent auditors”) and management to review accounting, auditing, internal controls, and financial reporting matters.  The members of the Audit Committee are “independent” as defined in Section 121(A) of the listing standards of the American Stock Exchange and Rule 10A-3 (b)(1) under the Securities Exchange Act of 1934 (the “1934 Act”).  All members of the Audit Committee are financially literate and are able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement.  The Board of Directors has determined that

Mr. Neilson qualifies as an “Audit Committee Financial Expert” as defined in Section 229.401(h) of the 1934 Act, and his experience and background are described on page 8.  The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls.  The Audit Committee, in carrying out its role, relies on the Company’s senior management, including senior financial management, and its independent auditors.  The Audit Committee has the authority and available funding to engage any independent legal counsel and any accounting or other expert advisors as necessary to carry out its duties.

We have reviewed and discussed with senior management the Company’s audited financial statements included in the 2005 Annual Report to Stockholders.  Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and, (ii) have been prepared in conformity with accounting principles generally accepted in the United States of America.

We have discussed with Crowe Chizek and Company LLC, the Company’s Independent Registered Public Accounting Firm, the matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61, “Communications with Audit Committees.”  SAS No. 61 requires the Company’s independent auditors to provide us with additional information regarding the scope and results of their audit of the Company’s financial statements, including with respect to (i) their responsibility under auditing standards of the Public Company Accounting Oversight Board (United States), (ii) significant accounting policies, (iii) management’s judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

We have received from Crowe Chizek and Company LLC a letter providing the disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” with respect to any relationships between Crowe Chizek and Company LLC and the Company that in their professional judgment may reasonably be thought to bear on their  independence.   Crowe Chizek and Company LLC has discussed its independence with us and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

Based on the review and discussions described above with respect to the Company’s audited financial statements included in the Company’s 2005 Annual Report to Stockholders, we have recommended to the Board of Directors that such financial statements be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States of America.  That is the responsibility of management and the Company’s independent auditors.  In giving our recommendation to the Board of Directors, we have relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles, and (ii) the report of the Company’s independent auditors with respect to such financial statements.

The Audit Committee:

Mark C. Neilson (Chair)

Arthur M. Borden

Robert J. Campbell

Thomas Cantwell

Principal Accounting Fees and Services

The accounting firm of Crowe Chizek and Company LLC (“Crowe Chizek”) served as the Independent Registered Public Accounting Firm for the Company for the fiscal year ended December 31, 2005.  Crowe Chizek has served as auditors for the Company since October 9, 2001.

Audit Fees.  The aggregate fees billed for professional services rendered by Crowe Chizek for the audit of our annual financial statements and reviews of the financial statements included in our quarterly reports on Form 10-Q were $156,155 for fiscal 2005 and $132,450 for fiscal 2004.

Audit-Related Fees.  The aggregate fees billed for professional services by Crowe Chizek for assurance and related services reasonably related to the audit and review services described under “Audit Fees” above were $8,100 for fiscal 2005 and $6,930 for fiscal 2004.  The amounts shown for 2005 and 2004 consist of fees for benefit plan audits.

Tax Fees.  The aggregate fees billed for professional services by Crowe Chizek for tax compliance, tax advice, and tax planning services were $143,645 for fiscal 2005 and $251,660 for fiscal 2004.

The tax fees are summarized as follows:

	2005	2004
Tax fees - preparation and compliance (1)	$67,100	$91,850
Tax fees - other (2)	48,700	130,500
Project fees (3)	26,500	24,085
Out-of-pocket expenses	1,345	5,225
	$143,645	$251,660

(1)                        Preparation of corporate federal and state tax returns, assistance with accounting method changes, and assistance with ongoing state tax audits.  The fees for 2004 also included fees related to research and development tax credit studies and preparation of amended federal and state tax returns to claim tax credits.

(2)                        Tax research, consultation, technical services, and assistance with the implementation of a captive insurance program, including working with the project team consisting of management, attorneys, actuaries, and insurance brokers (this project commenced in 2004 and was completed in 2005).

(3)                        Various tax projects approved by the Audit Committee, none of which exceeded $8,800 in billing in 2005 and $3,300 in 2004.

All Other Fees.  The aggregate fees billed for professional services by Crowe Chizek for services other than those described above were $7,600 for fiscal 2005 and $2,500 for fiscal 2004.  Services included providing assistance related to future compliance with the provisions of the Sarbanes-Oxley Act of 2002 in 2005 and 2004.

The Audit Committee has the sole authority to authorize all audit and non-audit services to be provided by the independent audit firm engaged to conduct the annual audit of the Company’s consolidated financial statements.  In addition, the Audit Committee has adopted pre-approval policies and procedures that are detailed as to each particular service to be provided by the independent auditors, and such policies and procedures do not permit the Audit Committee to delegate its responsibilities under the Securities Exchange Act of 1934, as amended, to management.  The Audit Committee pre-approved fees for all audit and non-audit services provided by the independent audit firm during the fiscal year ended December 31, 2005, as required by the Sarbanes-Oxley Act of 2002.

The Audit Committee has considered whether the providing of non-audit services has been compatible with maintaining the independent auditor’s independence and has advised the Company that, in its opinion, the activities performed by Crowe Chizek on the Company’s behalf were compatible with maintaining the independence of such auditors.

Code of Ethics

The Company has adopted a Code of Ethics that applies to the Company’s Officers and Directors, including the Company’s principal executive officer and principal financial and accounting officer.  The code has been posted in the Shareholder Information section of the Company’s website, www.supremeind.com.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid or accrued by the Company and its subsidiaries for services rendered during the last three fiscal years to the Company’s chief executive officer and each of the most highly compensated executive officers of the Company whose cash compensation exceeds $100,000.

Summary Compensation Table

Name and	Annual Compensation			Long Term	All Other
Principal Position	Year	Salary $	Bonus $	Compensation	Compensation (4)
Herbert M. Gardner (1)	2005	$106,979	$61,000	$—	$39,552
Chairman of the Board	2004	108,000	69,500	—	—
	2003	108,000	59,000	—	—

Robert W. Wilson (2)	2005	183,654	93,150	—	50,196
President and Chief	2004	150,000	124,200	—	11,845
Operating Officer	2003	147,923	92,683	—	6,105

William J. Barrett (1)	2005	108,000	61,000	—	36,027
Executive Vice	2004	108,000	69,500	—	—
President (Long Range	2003	108,000	59,000	—	—
and Strategic Planning)
and Secretary

Jeffery D. Mowery	2005	93,885	16,000	—	10,431
Treasurer, Chief	2004	80,469	20,000	—	2,194
Financial Officer and	2003	79,523	8,800	—	1,855
Assistant Secretary

Omer G. Kropf (3)	2005	173,333	93,150	—	8,444
Vice Chairman -	2004	240,000	124,200	—	15,805
Supreme Corporation	2003	240,000	92,683	—	15,708

(1)  On January 1, 1993, the Company entered into three-year consulting agreements commencing on January 1, 1993 with Mr. Gardner and Mr. Barrett for financial and advisory consulting services.  On September 22, 1994, the Board of Directors approved amendments to the agreements so that on December 31st of each year the agreements would be automatically extended for an additional year.  On May 1, 2003 the Company replaced the then existing consulting agreements with new Employment Contracts for Mr. Gardner and Mr. Barrett.  Primarily for the purpose of insuring that both such Contracts are in compliance with newly enacted Section 409A of the Internal Revenue Code of 1986, as amended, both such Employment Contracts were amended and restated with effective dates of January 1, 2005.  Commencing on the first day of the Contracts, and each day thereafter, the terms of the Contracts are automatically extended for one additional day so that a constant three (3) year term is always in effect.  The terms of the Employment Contracts provide for Mr. Gardner and Mr. Barrett to receive a minimum base salary of $108,000 per year, plus a cash incentive performance fee in the amount of $36,000 if the pre-tax earnings of the Company exceed $2,000,000, plus an amount equal to 0.6% of the amount by which such pre-tax earnings exceed $2,000,000.

(2)  On January 1, 1998, the Company’s wholly-owned subsidiary, Supreme Corporation, entered into a three-year Employment Contract with Mr. Wilson through December 31, 2000.  On July 1, 2000, an Amendment Number One extended the Contract through December 31, 2003.  On July 1, 2003 Supreme Corporation entered into a new three-year Employment Contract with Mr. Wilson through June 30, 2006.  Primarily for the purpose of insuring compliance with newly enacted Section 409A of the Internal Revenue Code of 1986, as amended, the Employment Contract with Mr. Wilson was amended and restated to be effective January 1, 2006.  The Employment Contract provides for Mr. Wilson to have the title of President and Chief Executive Officer, a term of three (3) years ending on April 30, 2008, and a minimum base salary of $200,000 per year (subject to increase by the determination of the Board of Directors) plus a bonus subject to approval by the Board of Directors based upon the Company’s pre-tax operating performance.  In addition, on May 2, 2005 the Company’s Stock Option Committee granted Mr. Wilson an incentive stock option to purchase 25,000 shares of the Company’s Class A Common Stock with the exercise price being current market value.

(3)  On May 1, 1998, the Company’s wholly-owned subsidiary, Supreme Corporation, entered into a four-year Employment Contract with Mr. Kropf through April 30, 2002.  On May 1, 2002, Supreme Corporation entered into a new three-year Employment Contract with Mr. Kropf through April 30, 2005.  The Board of Directors of the Company and Mr. Kropf have agreed that, effective May 1, 2005, Mr. Kropf will no longer be Executive Vice President of the Company.  Supreme Corporation has entered into an Employment Contract with Mr. Kropf dated to be effective May 1, 2005, employing Mr. Kropf as Vice Chairman and Managing Director of Special Projects.  This Contract is for a term of three years and provides for a minimum base salary of $140,000 for the first year and $120,000 for the second and third years.

(4)  Includes the Company’s matching contribution to its Section 401(k) Retirement Plan and payment of premiums for disability and life insurance coverage for the named executives.

Director Compensation

Outside directors (other than Dr. Cantwell) are paid $1,500 per board meeting attended and an additional $6,000 annually.  Members of the Audit Committee are paid $1,500 per meeting.  In his capacity as a member of the Executive Committee, Dr. Cantwell is paid a minimum of $24,000 cash annually.  Each Director is reimbursed for out-of-pocket expenses incurred in attending Board or Committee meetings.  At a telephone meeting of the Board of Directors held on May 2, 2005, the Board approved a $5,000 annual cash payment to the Chairman of the Audit Committee and the annual payment of 2,000 shares of the Company’s Class A Common Stock to each outside director with one-third to vest immediately, one-third to vest after the first year, and the remaining one-third to vest after the second year (with full vesting of the entire amount in the event the recipient is age sixty-five or older).

Aggregate Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

The following table sets forth certain information regarding the year-end value of options held by the Company’s executive officers during the fiscal year ended December 31, 2005.  There are no stock appreciation rights outstanding.

	Shares	Value			Value of Unexercised
	Acquired	Realized	Number of Unexercised		In-the-Money Options
	on	at	Options at the Year-End		At the Year-End (1)
Name	Exercise	Exercise	Exercisable/Unexercisable		Exercisable/Unexercisable
Herbert M. Gardner	61,875	$218,254	124,848	—	$260,902	—
Robert W. Wilson	58,798	110,353	74,500	—	166,655	—
William J. Barrett	61,875	194,865	128,227	—	200,819	—
Jeffery D. Mowery	—	—	42,500	—	98,960	—
Omer G. Kropf	79,503	151,874	77,000	—	226,765	—

(1)  The value of outstanding options is based on the December 31, 2005 closing stock price which was $7.74.

The Board Of Directors Report On Executive Compensation

The Company’s compensation policy and annual compensation applicable to the Company’s executive officers are the responsibility of the Board of Directors.  Executive officers of the Company who are also members of the Board, including the chief executive officer, do not participate in setting their own compensation.  The Board of Directors reviews the individual performance of each executive officer and the financial performance of the Company.  The Board also takes into account salary levels, bonus plans, stock incentive plans, and other compensation packages made available to executive officers of companies of similar size and nature.  The Board of Directors considers the Company’s compensation policy in light of Section 162(m) of the Internal Revenue Code of 1986 and related regulations regarding the deductibility of compensation.  No executive has received compensation which is non-deductible under such Section; however, the Board of Directors may determine to pay compensation which is non-deductible in certain circumstances.  In accordance with the above compensation policy, the Board of Directors, upon the recommendation of a majority of the independent directors of the Board, has established certain compensation arrangements as set forth below.

The Board has approved Employment Contracts between the Company and Mr. Herbert M. Gardner, Chairman of the Board of the Company, and Mr. William J. Barrett, Executive Vice President (Long Range and Strategic Planning) and Secretary of the Company.  These Amended and Restated Employment Contracts became effective January 1, 2005, and are automatically extended for one additional day so that a constant three (3) year term is always in effect.  In consideration of services to be provided to the Company, the Employment Contracts provide for Messrs. Gardner and Barrett to each receive (in addition to certain fringe benefits):  (1) annual base compensation of $108,000 (which monthly payments are to be offset by all other fees paid to Messrs. Gardner and Barrett, respectively, for serving as members of the Board of Directors and any committee of the Company and its subsidiaries): and (2) if the pre-tax earnings of the Company exceed $2,000,000, an incentive bonus of $36,000, plus an amount equal to 0.6% of the amount by which such pre-tax earnings exceed $2,000,000.

The Company’s wholly-owned subsidiary, Supreme Corporation, entered into an Employment Contract with Mr. Robert W. Wilson employing Mr. Wilson as Vice President of Finance, Treasurer, and Assistant Secretary of Supreme Corporation (Mr. Wilson is also Executive Vice President, Treasurer, and Chief Financial Officer of the Company).  The Employment Contract was for a term of three years beginning January 1, 1998 and ending December 31, 2000.  On July 1, 2000 an Amendment Number One extended the Contract through December 31, 2003.  On July 1, 2003 Supreme Corporation and Mr. Wilson entered into a new Employment Contract through June 30, 2006.  In consideration of his services rendered as Executive Vice President, Treasurer, and Chief Financial Officer of Supreme Corporation, the Employment Contract provided that Supreme Corporation would pay to Mr. Wilson (in addition to certain fringe benefits) a minimum base salary of $150,000 per year (subject to increase by the determination of the Board of Directors) plus a pre-tax incentive bonus if earned under Supreme Corporation’s Bonus Payment Plan described in the preceding paragraph.  Supreme Corporation and Mr. Wilson have entered into an Amended and Restated Employment Contract, effective January 1, 2006, naming Mr. Wilson as President and Chief Executive Officer of Supreme Corporation and providing for a term of three years with a minimum base salary of $200,000 per year (subject to increase by the determination of the Board of Directors) plus a pre-tax incentive bonus if earned under Supreme Corporation’s Bonus Payment Plan described in the preceding paragraph.  In addition, on May 2, 2005 the Company’s Stock Option Committee granted to Mr. Wilson an incentive stock option to purchase 25,000 shares of the Company’s Class A Common Stock at an exercise price equal to current market price.

The Company’s wholly-owned subsidiary, Supreme Corporation, entered into an Employment Contract with Mr. Omer G. Kropf employing Mr. Kropf as President of Supreme Corporation.  The Employment Contract was for a term of four years beginning on May 1, 1998, and ending on April 30, 2002.  On May 1, 2002 Supreme Corporation entered into a new Employment Contract with Mr. Kropf having a term ending April 30, 2005.  In consideration of his services rendered as President of Supreme Corporation, this Employment Contract provided that Supreme Corporation would pay to Mr. Kropf (in addition to certain fringe benefits) a minimum base salary of $240,000 per year plus a pre-tax incentive bonus if earned under Supreme Corporation’s Bonus Payment Plan.  Under this Plan, an amount equal to ten percent (10%) of Supreme Corporation’s pre-tax profits was (subject to Board approval) placed into a bonus pool which was then allocated among, and distributed to, Supreme Corporation’s key executives.  The allocation of such bonus pool was approved by the Board of Directors based upon an analysis of the contributions of key executives to the Company’s financial performance and a consideration of Management’s recommendation as to an appropriate allocation to reward such contributions.  The Board of Directors and Mr. Kropf have agreed that, effective May 1, 2005, Mr. Kropf will no longer have an officer position with the Company.  Supreme Corporation has entered into an Employment Contract dated to be effective May 1, 2005, employing Mr. Kropf as Vice Chairman and Managing Director of Special Projects.  This Contract is for a term of three years and provides for a minimum base salary of $140,000 for the first year and $120,000 for the second and third years.

The Board of Directors

William J. Barrett	Thomas Cantwell	Omer G. Kropf
Arthur M. Borden	Herbert M. Gardner	Mark C. Neilson
Robert J. Campbell	William C. Hurtt, Jr.	Robert W. Wilson

PROPOSAL NO. 2

APPROVAL OF

AMENDED AND RESTATED 2004 STOCK OPTION PLAN

Upon recommendation of the Stock Option Committee of the Board of Directors of the Company, the Board of Directors of the Company has adopted, subject to stockholder approval, the Amended and Restated 2004 Stock Option Plan of Supreme Industries, Inc. (hereinafter called the “Amended Plan”).  The Amended Plan is intended to enable the Company to remain competitive and innovative in its ability to attract, motivate, reward, and retain the services of key employees, key consultants, and outside directors.  The Amended Plan provides for the granting of stock options, common stock, and restricted stock.  The Amended Plan is expected to provide flexibility to the Company’s compensation methods in order to adapt the compensation of key employees, key consultants, and outside directors to a changing business environment (after giving due consideration to competitive conditions and the impact of federal tax laws).  The following is a brief description of the Amended Plan.  A copy of the Amended Plan is attached as Exhibit “A” to this proxy statement, and the following description is qualified in its entirety by reference to the Amended Plan.

The Amended Plan amends and restates the 2004 Stock Option Plan of Supreme Industries, Inc. (the “2004 Plan”), under which, as amended, awards of options, common stock, and restricted stock may be made to employees, consultants, and outside directors.

As of March 24, 2006, 1,358,034 shares of common stock were authorized for issuance, in the aggregate, under the Company’s 1998 Stock Option Plan, 2001 Stock Option Plan, and 2004 Plan, of which 921,823 have been issued or are issuable upon the exercise of outstanding stock options, leaving 436,211 shares currently available for future issuance under the Plans.   If the Amended Plan is approved by the stockholders, the current number of shares of common stock authorized for issuance under the Amended Plan will increase from 600,000 to 850,000 shares, which will cause the total aggregate number of authorized shares under all of the Company’s plans to increase to 1,608,034 shares of common stock.

It is the judgment of the Board of Directors of the Company that the Amended Plan is in the best interest of the Company and its stockholders.

Description of the Amended Plan

Effective Date and Expiration

The Amended Plan became effective on February 7, 2006, subject to and conditioned upon stockholder approval of the Amended Plan, and will terminate on January 23, 2014.  No award may be made under the Amended Plan after its expiration date, but awards made prior thereto may extend beyond that date.

Share Authorization

Subject to certain adjustments, the number of the Company’s shares of common stock that may be issued pursuant to awards under the Amended Plan is 850,000 shares.  Shares are counted only to the extent they are actually issued.  If shares are issued and reacquired by the Company, such shares are available for issuance under the Amended Plan.  Shares tendered in payment of the purchase price of an award, to satisfy tax withholding obligations, and shares covered by an award that is settled in cash are available for awards under the Amended Plan.

A maximum of 40,000 shares may be granted in any one year in the form of any award to any one participant, of which a maximum of (i) 30,000 shares may be granted to a participant in the form of stock options, and (ii) 40,000 shares may be granted to a participant in the form of restricted stock or common stock.

Administration

The Amended Plan will be administered by a Committee of the Board of Directors (the “Committee”).  Currently, the Committee is comprised of three directors.  The Committee may delegate its duties to a subcommittee as provided in the Amended Plan.  The Committee will determine the persons to whom awards are to be made, determine the type, size, and terms of awards, interpret the Amended Plan, establish and revise rules and regulations relating to the Amended Plan, and make any other determinations that it believes necessary for the administration of the Amended Plan.

Eligibility

Employees (including any employee who is also a director or an officer), consultants, and outside directors of the Company or its subsidiaries whose judgment, initiative, and efforts contributed to, or may be expected to contribute to, the successful performance of the Company are eligible to participate in the Amended Plan.  As of March 24, 2006, the Company had approximately twenty-five employees and five outside directors who would be eligible under the Amended Plan.

Stock Options

The Committee may grant either incentive stock options qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) or non-qualified stock options.  Recipients of stock options may pay the option exercise price in (i) cash, check, bank draft, or money order payable to the order of the Company, (ii) by delivering to the Company shares of common stock already owned by the participant having a fair market value equal to the aggregate option exercise price and that the participant has not acquired from the Company within six months prior to the exercise date, (iii) by delivering to the Company or its designated agent an executed irrevocable option exercise form together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of common stock purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to the Company the amount of sale or loan proceeds necessary to pay the purchase price, and (iv) by any other form of valid consideration that is acceptable to the Committee in its sole discretion.

Stock options will be exercisable as set forth in the option agreements pursuant to which they are issued, but in no event will stock options be exercisable after the expiration of ten (10) years from the date of grant.  Options are not transferable other than by will or the laws of descent and distribution, except that the Committee may permit further transferability of a non-qualified stock option and, unless otherwise provided in the option agreement, a non-qualified stock option may be transferred to:  one or more members of the immediate family of the participant; a trust for the benefit of one or more members of the immediate family of the participant; a partnership, the sole partners of which are the participant, members of the immediate family of the participant, and one or more family trusts; or a foundation in which the participant controls the management of the assets.

Restricted Stock and Common Stock

Restricted stock consists of shares that are transferred or sold by the Company to a participant, but are subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the participant.  Common Stock consists of shares that are transferred or sold by the Company to a participant without restriction and not subject to a substantial risk of forfeiture.  The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock and/or common stock will be made, the number of shares to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants.  Restrictions or conditions could include, but are not limited to, and grants can be made subject to the attainment of performance goals (as described below), continuous service with the Company, the passage of time, or other restrictions or conditions.

Performance Goals

Awards of restricted stock or common stock under the Amended Plan may be made subject to the attainment of performance goals within the meaning of Section 162(m) of the Code that consist of one or more or any combination of the following criteria:  sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”).  Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index.  Any Performance Criteria may include or exclude (i) extraordinary, unusual, and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases.  In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Management Discussion and Analysis section of the Company’s Annual Report on Form 10-K.  However, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

Adjustments Upon Changes in Capitalization

The number of shares of common stock subject to an award may be adjusted by the Committee, in the manner it deems equitable, in the event that the Committee determines that any dividend or other distribution, recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, split-off, combination, subdivision, repurchase or exchange of the shares of common stock or other securities, issuance of warrants or other rights to purchase shares of common stock, or other similar corporate transaction or event affects the shares of common stock such that the Committee determines that an adjustment is appropriate to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Amended Plan.

Change in Control

In the event that the Company undergoes a Change in Control, any portion of any award outstanding at the time of the Change in Control that has not previously vested will automatically vest.  A definition of “Change in Control” has been specifically included in the Amended Plan, which can be found in the full text of the Plan attached hereto as Exhibit “A.”

Amendment or Discontinuance of the Plan

The Board of Directors of the Company may, at any time and from time to time, without the consent of the participants, alter, amend, revise, suspend, or discontinue the Amended Plan; provided, however, that (i) no amendment that requires stockholder approval in order for the Amended Plan and any awards under the Amended Plan to continue to comply with Sections 162(m), 421, and 422 of the Code or any applicable requirements of any securities exchange or inter-dealer quotation system on which the Company’s stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of the Company’s stockholders entitled to vote on the amendment; and (ii) unless required by law, no action by the Board of Directors of the Company regarding amendment or discontinuance of the Amended Plan may adversely affect any rights of any participants or obligations of the Company to any participants with respect to any outstanding award under the Amended Plan without the consent of the affected participant.

Plan Benefits

Future benefits under the Amended Plan are not currently determinable.

Federal Income Tax Consequences

The following is a brief summary of certain federal income tax consequences relating to the transactions described under the Amended Plan as set forth below.  This summary does not purport to address all aspects of federal income taxation and does not describe state, local, or foreign tax consequences.  This discussion is based upon provisions of the Code and the treasury regulations issued thereunder (the “Treasury Regulations”), and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

New Law Affecting Deferred Compensation

In 2004, a new Section 409A was added to the Code to regulate all types of deferred compensation.  If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax.  Certain stock options and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options

A participant will not recognize income at the time an incentive option is granted.  When a participant exercises an incentive option, a participant also generally will not be required to recognize income (either as ordinary income or capital gain).  However, to the extent that the fair market value (determined as of the date of grant) of the shares of common stock with respect to which the participant’s incentive options are exercisable for the first time during any year exceeds $100,000, the incentive options for the shares of common stock over $100,000 will be treated as nonqualified options, and not incentive options, for federal tax purposes, and the participant will recognize income as if the incentive options were nonqualified options.

In addition to the foregoing, if the fair market value of the shares of common stock received upon exercise of an incentive option exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation.  The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares of common stock acquired by exercise of an incentive option will depend upon whether the participant disposes of his or her shares prior to two years after the date the incentive option was granted or one year after the shares of common stock were transferred to the participant (referred to as the “Holding Period”).  If a participant disposes of shares of common stock acquired by exercise of an incentive option after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares of common stock.  If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

If the participant disposes of shares of common stock acquired by exercise of an incentive option prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.”  If the amount received for the shares of common stock is greater than the fair market value of the shares of common stock on the exercise date, then the difference between the incentive option’s exercise price and the fair market value of the shares of common stock at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs.  The participant’s basis in the shares of common stock will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.”  In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the shares of common stock will be treated as capital gain.  However, if the price received for shares of common stock acquired by exercise of an incentive option is less than the fair market value of the shares of common stock on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the shares of common stock.

Non-qualified Stock Options

A participant generally will not recognize income at the time a non-qualified option is granted.  When a participant exercises a non-qualified option, the difference between the option price and any higher market value of the shares of common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant.  The participant’s tax basis for shares of common stock acquired under a non-qualified option will be equal to the option price paid for such shares of common stock, plus any amounts included in the participant’s income as compensation.  When a participant disposes of shares of common stock acquired by exercise of a non-qualified option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares of common stock.  If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special rule if option price is paid for in shares of common stock

If a participant pays the exercise price of a non-qualified option with previously-owned shares of common stock and the transaction is not a disqualifying disposition of shares of common stock previously acquired under an incentive option, the shares of common stock received equal to the number of shares of common stock surrendered are treated as having been received in a tax-free exchange.  The participant’s tax basis and holding period for these shares of common stock received will be equal to the participant’s tax basis and holding period for the shares of common stock surrendered.  The shares of common stock received in excess of the number of shares of common stock surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value.  The participant’s tax basis in these shares of common stock will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares of common stock to pay the exercise price of a non-qualified option constitutes a disqualifying disposition of shares of common stock previously acquired under an incentive option, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares of common stock surrendered, determined at the time such shares of common stock were originally acquired on exercise of the incentive option, over the aggregate option price paid for such shares of common stock.  As discussed above, a disqualifying disposition of shares of common stock previously acquired under an incentive option occurs when the participant disposes of such shares before the end of the Holding Period.  The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares of common stock that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock and Common Stock

A participant who receives restricted stock or shares of common stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock or common stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares.  However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares of common stock to recognize ordinary income on the date of transfer of the shares of common stock equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares of common stock) over the purchase price, if any, of such shares.  If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to shares of common stock.  At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period.  For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income.

Federal Tax Withholding

Any ordinary income realized by a participant upon the exercise of an award under the Amended Plan is subject to withholding of federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act (“FICA”) and the Federal Unemployment Tax Act (“FUTA”).

To satisfy federal income tax withholding requirements, we will have the right to require that, as a condition to delivery of any certificate for shares of common stock, the participant remit to the Company an amount sufficient to satisfy the withholding requirements.  Alternatively, we may withhold a portion of the shares of common stock (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations.

Withholding does not represent an increase in the participant’s total income tax obligation since it is fully credited toward his or her tax liability for the year.  Additionally, withholding does not affect the participant’s tax basis in the shares of common stock.  Compensation income realized, and tax withheld, will be reflected on Forms W-2 supplied by the Company to employees by January 31 of the succeeding year.

Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.  However, pursuant to IRS Notice 2005-94, the IRS has suspended these withholding and reporting requirements until further IRS guidance is issued.

Tax Consequences to the Company

To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters

The Company may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either the Company’s chief executive officer or is among one of the four other most highly-compensated officers for that taxable year as reported in the Company’s proxy statement.  The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation.  The Company does not anticipate that the total compensation paid to any individual employee of the Company, including stock options and restricted stock, will be more than $1,000,000 in any taxable year.

If an individual’s rights under the plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% Federal excise tax (in addition to Federal income tax) payable by the individual on the value of such accelerated rights, and (ii) the loss by the Company of a compensation deduction.

The Board of Directors recommends a vote FOR Proposal No. 2.

Stock Option Plans

2004 Stock Option Plan

On January 23, 2004, the Company’s Board of Directors approved and adopted, subject to stockholder approval, the Company’s 2004 Stock Option Plan.  The Plan was approved by the Company’s stockholders at the Annual Meeting held on April 29, 2004.  The following paragraphs summarize certain provisions of the 2004 Stock Option Plan and are qualified in their entirety by reference thereto.

The 2004 Stock Option Plan provides for the granting of options (collectively, the “2004 Options”) to purchase shares of the Company’s Class A Common Stock to certain key employees of the Company and/or its affiliates, and certain individuals who are not employees of the Company or its affiliates but who from time to time provide substantial advice or other assistance or services to the Company and/or its affiliates.  The 2004 Stock Option Plan authorizes the granting of options to acquire up to 600,000 shares of Class A Common Stock, subject to certain adjustments described below, to be outstanding at any time.  Subject to such limitations, there is no limit on the absolute number of awards that may be granted during the life of the 2004 Stock Option Plan.  At the present time, there are approximately 40 employees of the Company, including officers and directors of the Company, who, in management’s opinion, would be considered eligible to receive grants under the 2004 Stock Option Plan, although fewer employees may actually receive grants.  At December 31, 2005, there were 320,000 options outstanding under this Plan, of which 320,000 were exercisable.

Authority to administer the 2004 Stock Option Plan has been delegated to a  committee (the “Committee”) of the Board of Directors.  Except as expressly provided by the 2004 Stock Option Plan, the Committee has authority, in its discretion, to award 2004 Options and to determine the terms and conditions (which need not be identical) of such

2004 Options, including the persons to whom, and the time or times at which, 2004 Options will be awarded, the number of 2004 Options to be awarded to each such person, the exercise price of any such 2004 Options, and the form, terms and provisions of any agreement pursuant to which such 2004 Options will be awarded.  The 2004 Stock Option Plan also provides that the Committee may be authorized by the Board of Directors to make cash awards as specified by the Board of Directors to the holder of a 2004 Option (“Holder”) in connection with the exercise thereof.  Subject to the limitation set forth below, the exercise price of the shares of stock covered by each 2004 Option will be determined by the Committee on the date of award.

Unless a Holder’s option agreement provides otherwise, the following provisions will apply to exercises by the Holder of his or her option:  No options may be exercised during the first twelve months following the date of grant.  During the second year following the date of grant, options covering up to one-third of the shares covered thereby may be exercised, and during the third year options covering up to two-thirds of such shares may be exercised.  Thereafter, and until the options expire, the optionee may exercise options covering all of the shares.  Persons over sixty-five on the date of grant may exercise options covering up to one-half of the shares during the first year and thereafter may exercise all optioned shares.  Subject to the limitations just described, options may be exercised as to all or any part of the shares covered thereby on one or more occasions, but, as a general rule, options cannot be exercised as to less than one hundred shares at any one time.

The exercise price of the shares of stock covered by each incentive stock option (“ISO”), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), will not be less than the fair market value of stock on the date of award of such ISO, except that an ISO may not be awarded to any person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless the exercise price is at least one hundred ten percent (110%) of the fair market value of the stock at the time the ISO is awarded, and the ISO is not exercisable after the expiration of five years from the date it is awarded.

The exercise price of the shares of Class A Common Stock covered by each 2004 Option that is not an ISO (“NSO”) will not be less than the fair market value of the stock on the date of award of such NSO.

Payment for Class A Common Stock issued upon the exercise of a 2004 Option may be made in cash or, with the consent of the Committee, in whole shares of Class A Common Stock owned by the holder of the 2004 Option for at least six months prior to the date of exercise or, with the consent of the Committee, partly in cash and partly in such shares of Class A Common Stock.  If payment is made, in whole or in part, with previously owned shares of Class A Common Stock, the Committee may issue to such Holder a new 2004 Option for a number of shares equal to the number of shares delivered by such Holder to pay the exercise price of the previous 2004 Option.  The new 2004 Option will have an exercise price equal to not less than one hundred percent (100%) of the fair market value of the Class A Common Stock on the date of the exercise of such previous 2004 Option.  A new 2004 Option so issued will not be exercisable until the later of the date specified in an individual option agreement or six months after the date of grant.

In addition, the 2004 Stock Option Plan allows for the cashless exercise of options via the Sale Method.  Under the Sale Method, with the consent of the Committee, payment in full of the exercise price of the option may be made through the Company’s receipt of a copy of instructions to a broker directing such broker to sell the stock for which the option is being exercised, to remit to the Company an amount equal to the aggregate exercise price of such option, with the balance being remitted to the holder.

The duration of each 2004 Option will be for such period as the Committee determines at the time of award, but not for more than ten years from the date of the award (or not more than five years from the date of award if the Holder owns stock representing more than 10% of the total combined voting power of all classes of stock)  in the case of an ISO, and in either case may be exercised in whole or in part at any time or only after a period of time or in installments, as determined by the Committee at the time of award, except that after the date of award, the Committee may accelerate the time or times at which a 2004 Option may be exercised.

In the event of any change in the number of outstanding shares of Class A Common Stock effected without receipt of consideration therefor by the Company, by reason of a stock dividend, or split, combination, exchange of shares or other recapitalization, merger, or otherwise, in which the Company is the surviving corporation, the aggregate number and class of reserved shares, the number and the class of shares subject to each outstanding 2004 Option, and the exercise price of each outstanding 2004 Option shall be automatically adjusted accurately and equitably to reflect the effect thereon of such change.  Unless a Holder’s option agreement provides otherwise, a dissolution or liquidation of the Company, certain mergers or consolidations in which the Company is not the surviving corporation, or certain transactions in which another corporation becomes the owner of fifty percent (50%) or more of the total combined voting power of all classes of stock of the Company, shall cause such Holder’s 2004 Options then outstanding to terminate, but such Holder shall have the right, immediately prior to such transaction, to exercise such 2004 Options without regard to the determination as to the periods and installments of exercisability made pursuant to such holder’s option agreement if (and only if) such options have not at that time expired or been terminated.

The 2004 Stock Option Plan, as amended, will terminate on January 22, 2014 or on such earlier date as the Board of Directors may determine.  Any stock options outstanding at the termination date will remain outstanding until they have been exercised, terminated, or have expired.

The 2004 Stock Option Plan may be terminated, modified, or amended by the Board of Directors at any time without further stockholder approval, except that stockholder approval is required for any amendment that:  (a) changes the number of shares of Class A Common Stock subject to the 2004 Stock Option Plan, (b) changes the designation of the class of employees eligible to receive 2004 Options, (c) decreases the price at which ISO’s may be granted, (d) removes the administration of the 2004 Stock Option Plan from the Committee, or (e) without the consent of the affected Holder, causes the ISO’s granted under the 2004 Stock Option Plan and outstanding at such time that satisfied the requirements of Section 422 of the Code to no longer satisfy such requirements.

2001 Stock Option Plan

On January 31, 2001, the Company’s Board of Directors approved and adopted, subject to stockholder approval, the Company’s 2001 Stock Option Plan.  The Plan was approved by the Company’s stockholders at the Annual Meeting held on May 2, 2001.  The following paragraphs summarize certain provisions of the 2001 Stock Option Plan and are qualified in their entirety by reference thereto.

The 2001 Stock Option Plan provides for the granting of options (collectively, the “2001 Options”) to purchase shares of the Company’s Class A Common Stock to certain key employees of the Company and/or its affiliates, and certain individuals who are not employees of the Company or its affiliates but who from time to time provide substantial advice or other assistance or services to the Company and/or its affiliates.  The 2001 Stock Option Plan authorizes the granting of options to acquire up to 825,000 shares of Class A Common Stock, subject to certain adjustments described below, to be outstanding at any time.  Subject to such limitations, there is no limit on the absolute number of awards that may be granted during the life of the 2001 Stock Option Plan.  At the present time, there are approximately 40 employees of the Company, including officers and directors of the Company, who, in management’s opinion, would be considered eligible to receive grants under the 2001 Stock Option Plan, although fewer employees may actually receive grants.  At December 31, 2005, there were 526,168 options outstanding under this plan, of which 526,168 were exercisable.

Authority to administer the 2001 Stock Option Plan has been delegated to a  committee (the “Committee”) of the Board of Directors.  Except as expressly provided by the 2001 Stock Option Plan, the Committee has authority, in its discretion, to award 2001 Options and to determine the terms and conditions (which need not be identical) of such 2001 Options, including the persons to whom, and the time or times at which, 2001 Options will be awarded, the number of 2001 Options to be awarded to each such person, the exercise price of any such 2001 Options, and the form, terms and provisions of any agreement pursuant to which such 2001 Options will be awarded.  The 2001 Stock Option Plan also provides that the Committee may be authorized by the Board of Directors to make cash awards as specified by the Board of Directors to the holder of a 2001 Option (“Holder”) in connection with the exercise thereof.  Subject to the limitation set forth below, the exercise price of the shares of stock covered by each 2001 Option will be determined by the Committee on the date of award.

Unless a Holder’s option agreement provides otherwise, the following provisions will apply to exercises by the Holder of his or her option:  No options may be exercised during the first twelve months following the date of grant.  During the second year following the date of grant, options covering up to one-third of the shares covered thereby may be exercised, and during the third year options covering up to two-thirds of such shares may be exercised.  Thereafter, and until the options expire, the optionee may exercise options covering all of the shares.  Persons over sixty-five on the date of grant may exercise options covering up to one-half of the shares during the first year and thereafter may exercise all optioned shares.  Subject to the limitations just described, options may be exercised as to all or any part of the shares covered thereby on one or more occasions, but, as a general rule, options cannot be exercised as to less than one hundred shares at any one time.

The exercise price of the shares of stock covered by each incentive stock option (“ISO”), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), will not be less than the fair market value of stock on the date of award of such ISO, except that an ISO may not be awarded to any person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless the exercise price is at least one hundred ten percent (110%) of the fair market value of the stock at the time the ISO is awarded, and the ISO is not exercisable after the expiration of five years from the date it is awarded.

The exercise price of the shares of Class A Common Stock covered by each 2001 Option that is not an ISO (“NSO”) will not be less than fifty percent (50%) of the fair market value of the stock on the date of award of such NSO.

Payment for Class A Common Stock issued upon the exercise of a 2001 Option may be made in cash or, with the consent of the Committee, in whole shares of Class A Common Stock owned by the holder of the 2001 Option for at least six months prior to the date of exercise or, with the consent of the Committee, partly in cash and partly in such shares of Class A Common Stock.  If payment is made, in whole or in part, with previously owned shares of Class A Common Stock, the Committee may issue to such Holder a new 2001 Option for a number of shares equal to the number of shares delivered by such Holder to pay the exercise price of the previous 2001 Option.  The new 2001 Option will have an exercise price equal to not less than one hundred percent (100%) of the fair market value of the Class A Common Stock on the date of the exercise of such previous 2001 Option.  A new 2001 Option so issued will not be exercisable until the later of the date specified in an individual option agreement or six months after the date of grant.

In addition, the 2001 Stock Option Plan allows for the cashless exercise of options via the Sale Method.  Under the Sale Method, with the consent of the Committee, payment in full of the exercise price of the option may be made through the Company’s receipt of a copy of instructions to a broker directing such broker to sell the stock for which the option is being exercised, to remit to the Company an amount equal to the aggregate exercise price of such option, with the balance being remitted to the holder.

The duration of each 2001 Option will be for such period as the Committee determines at the time of award, but not for more than ten years from the date of the award (or not more than five years from the date of award if the Holder owns stock representing more than 10% of the total combined voting power of all classes of stock)  in the case of an ISO, and in either case may be exercised in whole or in part at any time or only after a period of time or in installments, as determined by the Committee at the time of award, except that after the date of award, the Committee may accelerate the time or times at which a 2001 Option may be exercised.

In the event of any change in the number of outstanding shares of Class A Common Stock effected without receipt of consideration therefor by the Company, by reason of a stock dividend, or split, combination, exchange of shares or other recapitalization, merger, or otherwise, in which the Company is the surviving corporation, the aggregate number and class of reserved shares, the number and the class of shares subject to each outstanding 2001 Option, and the exercise price of each outstanding 2001 Option shall be automatically adjusted accurately and equitably to reflect the effect thereon of such change.  Unless a Holder’s option agreement provides otherwise, a dissolution or liquidation of the Company, certain mergers or consolidations in which the Company is not the surviving corporation, or certain transactions in which another corporation becomes the owner of fifty percent (50%) or more of the total combined voting power of all classes of stock of the Company, shall cause such Holder’s 2001 Options then outstanding to terminate, but such Holder shall have the right, immediately prior to such transaction, to exercise such 2001 Options without regard to the determination as to the periods and installments of exercisability made pursuant to such holder’s option agreement if (and only if) such options have not at that time expired or been terminated.

The 2001 Stock Option Plan, as amended, will terminate on January 30, 2011 or on such earlier date as the Board of Directors may determine.  Any stock options outstanding at the termination date will remain outstanding until they have been exercised, terminated, or have expired.

The 2001 Stock Option Plan may be terminated, modified, or amended by the Board of Directors at any time without further stockholder approval, except that stockholder approval is required for any amendment that:  (a) changes the number of shares of Class A Common Stock subject to the 2001 Stock Option Plan, (b) changes the designation of the class of employees eligible to receive 2001 Options, (c) decreases the price at which ISO’s may be granted, (d) removes the administration of the 2001 Stock Option Plan from the Committee, or (e) without the consent of the affected Holder, causes the ISO’s granted under the 2001 Stock Option Plan and outstanding at such time that satisfied the requirements of Section 422 of the Code to no longer satisfy such requirements.

1998 Stock Option Plan

On October 29, 1998, the Company’s Board of Directors approved and adopted, subject to stockholder approval, the Company’s 1998 Stock Option Plan.  The plan was approved by stockholders at the annual meeting held on April 29, 1999.  The following paragraphs summarize certain provisions of the 1998 Stock Option Plan and are qualified in their entirety by reference thereto.

The 1998 Stock Option Plan provides for the granting of options (collectively, the “1998 Options”) to purchase shares of the Company’s Class A Common Stock to certain key employees of the Company and/or its affiliates, and certain individuals who are not employees of the Company or its affiliates but who from time to time provide substantial advice or other assistance or services to the Company and/or its affiliates.  The 1998 Stock Option Plan authorizes the granting of options to acquire up to 869,087 shares of Class A Common Stock, subject to certain adjustments described below, to be outstanding at any time.  Subject to such limitations, there is no limit on the absolute number of awards that may be granted during the life of the 1998 Stock Option Plan.  At the present time, there are approximately 40 employees of the Company, including officers and directors of the Company, who, in management’s opinion, would be considered eligible to receive grants under the 1998 Stock Option Plan, although fewer employees may actually receive grants.  At December 31, 2005, there were 75,655 options outstanding under this plan, of which 75,655 were exercisable.

Authority to administer the 1998 Stock Option Plan has been delegated to a committee (the “Committee”) of the Board of Directors.  Except as expressly provided by the 1998 Stock Option Plan, the Committee has the authority , in its discretion, to award 1998 Options and to determine the terms and conditions (which need not be identical) of such 1998 Options, including the persons to whom, and the time or times at which, 1998 Options will be awarded, the number of 1998 Options to be awarded to each such person, the exercise price of any such 1998 Options, and the form, terms and provisions of any agreement pursuant to which such 1998 Options will be awarded.  The 1998 Stock Option Plan also provides that the Committee may be authorized by the Board of Directors to make cash awards as specified by the Board of Directors to the holder of a 1998 Option (“Holder”) in connection with the exercise thereof.  Subject to the limitations set forth below, the exercise price of the shares of stock covered by each 1998 Option will be determined by the Committee on the date of award.

Unless a Holder’s option agreement provides otherwise, the following provisions will apply to exercises by the Holder of his or her option:  No options may be exercised during the first twelve months following the date of grant.  During the second year following the date of grant, options covering up to one-third of the shares covered thereby may be exercised, and during the third year options covering up to two-thirds of such shares may be exercised.  Thereafter, and until the options expire, the optionee may exercise options covering all of  the shares.  Persons over sixty-five on the date of grant may exercise options covering up to one-half of the shares during the first year and thereafter may exercise all optioned shares.  Subject to the limitations just described, options may be exercised as to all or any part of the shares covered thereby on one or more occasions, but, as a general rule, options cannot be exercised as to less than one hundred shares at any one time.

The exercise price of the shares of stock covered by each incentive stock option (“ISO”), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), will not be less than the fair market value of stock on the date of award of such ISO, except that an ISO may not be awarded to any person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless the exercise price is at least one hundred ten percent (110%) of the fair market value of the stock at the time the ISO is awarded, and the ISO is not exercisable after the expiration of five years from the date it is awarded.

The exercise price of the shares of Class A Common Stock covered by each 1998 Option that is not an ISO (“NSO”) will not be less than fifty percent (50%) of the fair market value of the stock on the date of award of such NSO.

Payment for Class A Common Stock issued upon the exercise of a 1998 Option may be made in cash or, with the consent of the Committee, in whole shares of Class A Common Stock owned by the holder of the 1998 Option for at least six months prior to the date of exercise or, with the consent of the Committee, partly in cash and partly in such shares of Class A Common Stock.  If payment is made, in whole or in part, with previously owned shares of Class A Common Stock, the Committee may issue to such Holder a new 1998 Option for a number of shares equal to the number of shares delivered by such Holder to pay the exercise price of the previous 1998 Option.  The new 1998 Option shall have an exercise price equal to not less than one hundred percent (100%) of the fair market value of the Class A Common Stock on the date of the exercise of such previous 1998 Option.  A new 1998 Option so issued will not be exercisable until the later of the date specified in an individual option agreement or six months after the date of grant.

In addition, the 1998 Stock Option Plan originally provided for two methods for the cashless exercise of options, the Sale Method and the Net Method.  The Board of Directors of the Company amended the 1998 Stock Option Plan on November 11, 1999 to delete the Net Method of cashless exercise (no options were ever exercised using the net method).  Under the Sale Method, with the consent of the Committee, payment in full of the exercise price of the option may be made through the Company’s receipt of a copy of instructions to a broker directing such broker to sell the stock for which the option is being exercised, to remit to the Company an amount equal to the aggregate exercise price of such option, with the balance being remitted to the Holder.

The duration of each 1998 Option will be for such period as the Committee determines at the time of award, but not for more than ten years from the date of the award (or not more than five years from the date of award if the Holder owns stock representing more than 10% of the total combined voting power of all classes of stock) in the case of an

ISO, and in either case may be exercised in whole or in part at any time or only after a period of time or in installments, as determined by the Committee at the time of award, except that after the date of award, the Committee may accelerate the time or times at which a 1998 Option may be exercised.

In the event of any change in the number of outstanding shares of Class A Common Stock effected without receipt of consideration therefor by the Company, by reason of a stock dividend, or split, combination, exchange of shares or other recapitalization, merger, or otherwise, in which the Company is the surviving corporation, the aggregate number and class of reserved shares, the number and the class of shares subject to each outstanding 1998 Option, and the exercise price of each outstanding 1998 Option shall be automatically adjusted accurately and equitably to reflect the effect thereon of such change.  Unless a Holder’s option agreement provides otherwise, a dissolution or liquidation of the Company, certain mergers or consolidations in which the Company is not the surviving corporation, or certain transactions in which another corporation becomes the owner of fifty percent (50%) or more of the total combined voting power of all classes of stock of the Company, shall cause such Holder’s 1998 Options then outstanding to terminate, but such Holder shall have the right, immediately prior to such transaction, to exercise such 1998 Options without regard to the determination as to the periods and installments of exercisability made pursuant to such Holder’s option agreement if (and only if) such options have not at that time expired or been terminated.

The 1998 Stock Option Plan, as amended, will terminate on October 29, 2008, or on such earlier date as the Board of Directors may determine.  Any stock options outstanding at the termination date will remain outstanding until they have been exercised, terminated, or have expired.

The 1998 Stock Option Plan may be terminated, modified, or amended by the Board of Directors at any time without further stockholder approval, except that stockholder approval is required for any amendment that:  (a) changes the number of shares of Class A Common Stock subject to the 1998 Stock Option Plan, (b) changes the designation of the class of employees eligible to receive 1998 Options, (c) decreases the price at which ISO’s may be granted, (d) removes the administration of the 1998 Stock Option Plan from the Committee, or (e) without the consent of the affected Holder, causes the ISO’s granted under the 1998 Stock Option Plan and outstanding at such time that satisfied the requirements of Section 422 of the Code to no longer satisfy such requirements.

Equity Compensation Plan Information

The table below sets forth information as of the end of the Company’s 2005 fiscal year for: (i) all compensation plans previously approved by our stockholders; and (ii) all compensation plans not previously approved by our stockholders:

Number of securities
remaining available for
future issuance under
	Number of securities to	Weighted-average	equity compensation
	be issued upon exercise	exercise price of	plans (excluding securities
	of outstanding options,	outstanding options,	reflected in the first
Plan category	warrants, and rights	warrants, and rights	column)
Equity compensation plans approved by security holders	921,823	$5.67	436,211

Equity compensation plans approved by our stockholders include the 1998 Stock Option Plan, the 2001 Stock Option Plan, and the 2004 Stock Option Plan.

401 (k) Retirement Plan

The Company has a Section 401(k) Retirement Plan (the “Retirement Plan”) which offers employees tax advantages pursuant to Section 401(k) of the Internal Revenue Code.  During the year ended December 27, 2003, all of the employees of the Company and one of its subsidiaries (collectively, the “Employer”) were eligible to participate in the Retirement Plan if they had reached the age of 21 and had been employed by the Employer for at least one full calendar year.  Under the  terms of the Retirement Plan, a participant may elect to contribute to the Plan up to 15% of his or her compensation.  Through February of 1994, the Company contributed ten cents on each dollar of the first 6% of compensation contributed by participants.  On February 4, 1994, the Board of Directors approved an increase to fifteen cents on each dollar of the first 6% of compensation contributed by participants effective March 1, 1994.  On August 29, 1997, the Board of Directors approved an increase to twenty-five cents on each dollar of the first 6% of compensation contributed by participants effective December 1, 1997.  On February 11, 1999 the Board of Directors approved an increase to thirty cents on each dollar of the first 7% of compensation contributed by participants effective March 1, 1999.  Payments are made by the Company and the Participants, the latter by means of a payroll deduction program.  Within specified limits, a participant has the right to direct his or her savings into certain kinds of investments.  The total aggregate amounts of the Company’s contributions for Messrs. Wilson, Mowery, and Kropf were $4,200, $2,308, and $4,200, respectively, and for all executive officers as a group was $10,708.

Stock Price Performance

The following Stock Performance Graph shows the changes over the past five year period in the value of $100 invested in: (1) the Company’s Class A Common Stock; (2) the American Stock Exchange Sector Index-Industrial; and (3) the American Stock Exchange Composite Index.  The year-end values of each investment are based on share price appreciation and the reinvestment of dividends.  The stock price performance shown below is not necessarily indicative of future performance.

	12/31/00	12/31/01	12/28/02	12/27/03	12/25/04	12/31/05	Assumes $100 invested on December 31, 2000 in Supreme Industries, Inc. Stock, the AMEX Sector Index - Industrial and the AMEX Composite Index.

Supreme Industries, Inc. (STS)	$100	$149	$148	$235	$249	$303

AMEX Sector Index - Industrial (XID)	$100	$110	$119	$175	$224	$276

AMEX Composite Index (XAX)	$100	$94	$92	$131	$160	$196

Transactions With Management

As part of its original acquisition on January 19, 1984 of the specialized vehicle manufacturing business now being operated by it, Supreme Corporation acquired an option to purchase certain real estate and improvements at its Goshen, Indiana, and Griffin, Georgia, facilities, leased to it by lessors controlled by the sellers of such business (one of whom is Omer G. Kropf).  The option agreement provided that the option would expire on January 8, 1989, and that, prior to that time, it could be assigned to either or both of William J. Barrett and Herbert M. Gardner, members of the Company’s Board of Directors.

On July 25, 1988, Supreme Corporation assigned the option (with the consent of the grantors of the option) to a limited partnership (the “Partnership”).  The general partner of the Partnership is Supreme Corporation, and the limited partnership interests therein are owned (directly or indirectly) by individuals including Mr. Barrett, Mr. Gardner, Mr. Kropf, Dr. Cantwell, and Mr. Campbell, all of whom are members of the Company’s Board of Directors.

In a transaction consummated on July 25, 1988, the Partnership exercised the option and purchased all of the subject real estate and improvements.  Also on July 25, 1988, the Partnership and Supreme Corporation entered into new leases covering Supreme facilities in Goshen, Indiana and Griffin, Georgia at initial rental rates equivalent to those paid pursuant to the lease agreements with the prior lessors.  The leases granted to Supreme Corporation contain options to purchase the properties for an aggregate initial price of $2,765,000 (subject to increases after the first year based upon increases in the Consumer Price Index).  During the current year ending December 30, 2006, Supreme Corporation is obligated to pay approximately $666,000 in minimum lease payments to the Partnership under lease agreements which expire in July of 2010.

Mr. Kropf, Director of the Company, is Secretary-Treasurer and sole shareholder of Quality Transportation.  The Company’s subsidiary, Supreme Corporation, purchases delivery services from Quality Transportation in the ordinary course of business.  During the year ended December 31, 2005, Supreme Corporation purchased delivery services of $3,691,000 from Quality Transportation.  All transactions were without special terms or conditions and were as favorable as those that Supreme Corporation could have obtained from non-affiliated third parties.

During peak business, Supreme Corporation leases land from Mr. Kropf for chassis storage.  Rentals paid to Mr. Kropf under such lease agreements totaled $20,400 during 2005.  Mr. Kropf owns properties adjacent to Supreme Corporation’s manufacturing facility in Goshen, Indiana, and since Supreme Corporation’s growing business will require the acquisition of additional property for expanded manufacturing facilities, discussions are currently taking place between Supreme Corporation and Mr. Kropf regarding the possible sale to Supreme Corporation of one or more of these properties.

PROPOSAL NO. 3

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Representatives of Crowe Chizek and Company LLC will be present at the Annual Meeting of Stockholders, will have the opportunity to make a statement if they desire to do so, and also will be available to respond to appropriate questions at the meeting.  Proposal No. 3 is for the ratification of the selection of Crowe Chizek and Company LLC as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 30, 2006.

The Board of Directors recommends a vote FOR Proposal No. 3.

OTHER MATTERS

The Company’s management knows of no other matters that may properly be, or which are likely to be, brought before the meeting.  However, if any other matters are properly brought before the meeting, the persons named in the enclosed proxy, or their substitutes, will vote in accordance with their best judgment on such matters.

STOCKHOLDER PROPOSALS

A stockholder proposal intended to be presented at the Company’s Annual Meeting of Stockholders in 2007 must be received by the Company at its principal executive offices in Goshen, Indiana, on or before December 1, 2006 in order to be included in the Company’s proxy statement and form of proxy relating to that meeting.

FINANCIAL STATEMENTS

The Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2005, is enclosed herewith.

A COPY OF THE COMPANY’S MOST RECENT ANNUAL REPORT ON FORM 10-K IS AVAILABLE, WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE TREASURER, SUPREME INDUSTRIES, INC., P.O. BOX 237, 2581 EAST KERCHER ROAD, GOSHEN, INDIANA 46528

By Order of the Board of Directors

Goshen, Indiana
April 3, 2006	/s/William J. Barrett

Exhibit “A”

AMENDED AND RESTATED

2004 STOCK OPTION PLAN

OF

SUPREME INDUSTRIES, INC.

TABLE OF CONTENTS

ARTICLE 1 PURPOSE

ARTICLE 2 DEFINITIONS
2.1	Award
2.2	Award Agreement
2.3	Award Period
2.4	Board
2.5	Change in Control
2.6	Code
2.7	Committee
2.8	Common Stock
2.9	Company
2.10	Consultant
2.11	Corporation
2.12	Date of Grant
2.13	Employee
2.14	Executive Officer
2.15	Fair Market Value
2.16	Incentive Stock Option
2.17	Nonqualified Stock Option
2.18	Option Price
2.19	Outside Director
2.20	Participant
2.21	Plan
2.22	Performance Goal
2.23	Reload Stock Option
2.24	Reporting Participant
2.25	Restricted Stock
2.26	Retirement
2.27	Stock Option
2.28	Subsidiary
2.29	Termination of Service
2.30	Total and Permanent Disability

ARTICLE 3 ADMINISTRATION
3.1	General Administration; Establishment of Committee
3.2	Designation of Participants and Awards
3.3	Authority of the Committee

ARTICLE 4 ELIGIBILITY

ARTICLE 5 SHARES SUBJECT TO PLAN
5.1	Number Available for Awards
5.2	Reuse of Shares

ARTICLE 6 GRANT OF AWARDS
6.1	In General

i

6.2	Option Price
6.3	Maximum ISO Grants
6.4	Restricted Stock
6.5	Performance Goals

ARTICLE 7 AWARD PERIOD; VESTING
7.1	Award Period
7.2	Vesting

ARTICLE 8 EXERCISE OR CONVERSION OF AWARDS
8.1	In General
8.2	Securities Law and Exchange Restrictions
8.3	Exercise of Stock Option
8.4	Disqualifying Disposition of Incentive Stock Option

ARTICLE 9 AMENDMENT OR DISCONTINUANCE

ARTICLE 10 TERM

ARTICLE 11 CAPITAL ADJUSTMENTS

ARTICLE 12 RECAPITALIZATION, MERGER, AND CONSOLIDATION
12.1	No Effect on Company’s Authority
12.2	Conversion of Awards Where Company Survives
12.3	Exchange or Cancellation of Awards Where Company Does Not Survive
12.4	Cancellation of Awards

ARTICLE 13 LIQUIDATION OR DISSOLUTION

ARTICLE 14 AWARDS IN SUBSTITUTION FOR AWARDS GRANTED BY OTHER ENTITIES

ARTICLE 15 MISCELLANEOUS PROVISIONS
15.1	Investment Intent
15.2	No Right to Continued Employment
15.3	Indemnification of Board and Committee
15.4	Effect of the Plan
15.5	Compliance With Other Laws and Regulations
15.6	Tax Requirements
15.7	Assignability
15.8	Use of Proceeds
15.9	Execution of Receipts and Releases
15.10	Legend

ii

AMENDED AND RESTATED

2004 STOCK OPTION PLAN

OF

SUPREME INDUSTRIES, INC.

The Amended and Restated 2004 Stock Option Plan (the “Plan”) of Supreme Industries, Inc., a Delaware corporation (the “Company”), was adopted by the Company’s Board of Directors effective as of February 7, 2006, subject to approval by the Company’s stockholders.  The Plan amends and restates in its entirety the Company’s 2004 Stock Option Plan.

ARTICLE 1

PURPOSE

The purpose of the Plan is to attract and retain the services of key employees, key consultants and outside directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of incentive stock options, nonqualified stock options, common stock and restricted stock, that will

(a)           increase the interest of such persons in the Company’s welfare;

(b)           furnish an incentive to such persons to continue their services for the Company; and

(c)           provide a means through which the Company may attract able persons as Employees, Consultants, and Outside Directors.

With respect to Reporting Participants (see definition contained in Article 2), the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “1934 Act”).  To the extent that any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio to the extent permitted by law and deemed advisable by the Committee.

ARTICLE 2

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1          “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Reload Option, Common Stock or Restricted Stock.

2.2          “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

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2.3          “Award Period” means the period set forth in the Award Agreement during which one or more Awards may be exercised.

2.4          “Board” means the board of directors of the Company.

2.5          “Change in Control” means any of the following, except as otherwise provided herein:  (i) any consolidation, merger, or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities, or other property, other than a consolidation, merger, or share exchange of the Company in which the holders of the Company’s Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction; (ii) any sale, lease, exchange, or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (iii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who (x) at the date of this Plan were directors or (y) become directors after the date of this Plan and whose election or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then in office who were directors at the date of this Plan or whose election or nomination for election was previously so approved; (v) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act) of an aggregate of 50% or more of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the 1934 Act) who beneficially owned less than 50% of the voting power of the Company’s outstanding voting securities on the date of this Plan; provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change in Control hereunder if the acquirer is (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

Notwithstanding the foregoing provisions of this Section 2.5, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Change in Control” for purposes of such Award shall be the definition provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.6          “Code” means the Internal Revenue Code of 1986, as amended.

2.7          “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.8          “Common Stock” means the Class A Common Stock, par value $0.10 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

2.9          “Company” means Supreme Industries, Inc., a Delaware corporation, and any successor entity.

2.10        “Consultant” means any person, who is not an Employee, performing advisory or consulting services for the Company or a Subsidiary, with or without compensation, provided that bona fide services must

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be rendered by such person, and such services shall not be rendered in connection with the offer or sale of securities in a capital raising transaction.

2.11        “Corporation” means any entity that (i) is defined as a corporation under Section 7701 of the Code and (ii) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain.  For purposes of clause (ii) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

2.12        “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the 1934 Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.13        “Employee” means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.

2.14        “Executive Officer” means an officer of the Company or a Subsidiary subject to Section 16 of the 1934 Act or a “covered employee” as defined in Section 162(m)(3) of the Code.

2.15        “Fair Market Value” means, if the Common Stock is traded on one or more established markets or exchanges, the mean of the opening and closing prices of the Common Stock on the primary market or exchange on which the Common Stock is traded, and if the Common Stock is not so traded or the Common Stock does not trade on the relevant date, the value determined in good faith by the Board of Directors using a reasonable valuation method in accordance with the provisions of Section 409A of the Code.  For purposes of valuing Incentive Stock Options, the Fair Market Value of the Common Stock shall be determined without regard to any restriction other than one which, by its terms, will never lapse.

2.16        “Incentive Stock Option” means an incentive stock option, within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.17        “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

2.18        “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.19        “Outside Director“ means a director of the Company who is not an Employee.

2.20        “Participant” means an Employee, Consultant, or Outside Director of the Company or a Subsidiary to whom an Award is granted under this Plan.

2.21        “Plan” means this Amended and Restated 2004 Stock Option Plan of Supreme Industries, Inc., as amended from time to time.

2.22        “Performance Goal” means any of the goals set forth in Section 6.5 hereof.

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2.23        “Reload Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option granted pursuant to Section 8.3(c) hereof.

2.24        “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the 1934 Act.

2.25        “Restricted Stock“ means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.26        “Retirement“ means any Termination of Service solely due to retirement upon or after attainment of age sixty-five (65), or permitted early retirement as determined by the Committee.

2.27        “Stock Option“ means a Nonqualified Stock Option, a Reload Stock Option, or an Incentive Stock Option.

2.28        “Subsidiary“ means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above, or any limited partnership listed in item (ii) above.  “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.29        “Termination of Service“ occurs when a Participant who is (i) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (ii) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (iii) a Consultant of the Company or a Subsidiary ceases to serve as a Consultant of the Company and its Subsidiaries for any reason.  Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Consultant or vice versa.  If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option.  Notwithstanding the foregoing provisions of this Section 2.29, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.30        “Total and Permanent Disability“ means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions

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of this Section 2.30, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

ARTICLE 3

ADMINISTRATION

3.1          General Administration; Establishment of Committee.  Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee (the “Committee”) of the Board as is designated by the Board to administer the Plan. The Committee shall consist of between three and six persons.  Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.  At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

In the event the Board decides that Awards shall constitute “performance-based compensation” (within the meaning of Section 162(m) of the Code), membership on the Committee shall be limited to those members of the Board who are “outside directors” under Section 162(m) of the Code and “non-employee directors” as defined in Rule 16b-3 promulgated under the 1934 Act.  The Committee shall select one of its members to act as its Chairman.  A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

3.2          Designation of Participants and Awards.  The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan.  Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

3.3          Authority of the Committee.  The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an Award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan.  Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.  The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan.  Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the 1934 Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other applicable law, rule, or restriction (collectively, “applicable law”), to the extent that any such restrictions are no longer

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required by applicable law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

ARTICLE 4

ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Consultant or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a corporation shall be eligible to receive Incentive Stock Options.  The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Consultant or Outside Director of the Company or any Subsidiary.  Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine.  Except as required by this Plan, Awards granted at different times need not contain similar provisions.  The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Consultants or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

ARTICLE 5

SHARES SUBJECT TO PLAN

5.1          Number Available for Awards.  Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 850,000 shares, 100% of which may be delivered pursuant to Incentive Stock Options.  Subject to adjustment pursuant to Articles 11 and 12, no Executive Officer may receive in any calendar year (i) Stock Options relating to more than 30,000 shares of Common Stock, or (ii) Common Stock or Restricted Stock relating to more than 10,000 shares of Common Stock; provided, however, that all such Awards to any Executive Officer during any calendar year shall not exceed an aggregate of more than 40,000 shares of Common Stock.  Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company shall at all times reserve and keep available the number of shares of Common Stock that will be sufficient to satisfy the requirements of this Plan.

5.2          Reuse of Shares.  To the extent that any Award under this Plan is forfeited, expires, or is canceled, in whole or in part, then the number of shares of Common Stock covered by the Award or stock option so forfeited, expired, or canceled may again be awarded pursuant to the provisions of this Plan.  In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the Stock Option.  Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock.  Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award, shares surrendered in payment of the exercise price of an option, or shares withheld for payment of applicable employment taxes and/or withholding

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obligations resulting from the exercise of an option shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

ARTICLE 6

GRANT OF AWARDS

6.1          In General.

(a)           The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Award or Awards being granted, the total number of shares of Common Stock subject to the Award(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan and (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder.  The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award.  Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan. The Plan shall be submitted to the Company’s stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval.  Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

(b)           If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price (if applicable).

6.2          Option Price.  The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock may be equal to or greater than the Fair Market Value of the share on the Date of Grant.  The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.

6.3          Maximum ISO Grants.  The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000.  To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option.  In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

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6.4          Restricted Stock.  If Restricted Stock is granted to or received by a Participant under an Award, the Committee shall set forth in the related Award Agreement: (i) the number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan and to the extent a Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder.  The provisions of Restricted Stock need not be the same with respect to each Participant.

(a)           Legend on Shares.  Each Participant who is awarded or receives Restricted Stock shall be issued a stock certificate or certificates in respect of such shares of Common Stock.  Such certificate(s) shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.10 of the Plan.

(b)           Restrictions and Conditions.  Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i)            Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge, or assign shares of Restricted Stock. Except for these limitations, the Committee may, in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii)           Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends thereon.  Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period has expired without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed on such shares of Common Stock by the applicable Award Agreement or other agreement have expired.  Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant.  Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

(iii)          The Restriction Period of Restricted Stock shall commence on the Date of Grant, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on such Performance Goals as may be determined by the Committee in its sole discretion.

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(iv)          Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant.  In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to, or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate without any further obligation on the part of the Company.

6.5          Performance Goals.  Awards of Common Stock or Restricted Stock under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria: cash flow; cost; revenues;  sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity, or stockholders’ equity; market share; inventory levels; inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”).  Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index.  Any Performance Criteria may include or exclude (i) extraordinary, unusual, and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases.  In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Management Discussion and Analysis section of the Company’s annual report.  However, to the extent Section 162(m) of the Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

ARTICLE 7

AWARD PERIOD; VESTING

7.1          Award Period.  Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Award may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement.  Except as provided in the Award Agreement, a vested Award may be exercised in whole or in part at any time during its term.  The Award Period for an Award shall be reduced or terminated upon Termination of Service.  No Award granted under the Plan may be exercised at any time after the end of its Award Period.  No portion of any Award may be exercised after the expiration of ten (10) years from its Date of Grant.  However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to

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such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.  Notwithstanding the foregoing and unless the applicable Award Agreement provides otherwise, (i) in the event an Outside Director suffers a Termination of Service, such Outside Director shall have a period of ninety (90) days following such Termination of Service to exercise his then unexercised (but vested) Nonqualified Stock Options; and (ii) in the event an Employee or Consultant suffers a Termination of Service, the Committee shall have the full power and authority, but shall not be obligated, to extend (either at the time the Award is granted or at any time while the Award remains outstanding) the period of time for which an Award is to remain exercisable following the Employee’s or Consultant’s Termination of Service from the period set forth in the applicable Award Agreement, provided, however, in not event shall the Committee extend such exercise period if such extension would cause the Award to be subject to the requirements of Section 409A of the Code.

7.2          Vesting.  The Committee, in its sole discretion, may determine that an Award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan.  If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Award may be vested.  Notwithstanding the foregoing, (i) upon the effective date of a Change in Control, all Awards shall be immediately vested, in whole; and (ii) upon the Participant’s death or Total and Permanent Disability, the portion of the Participant’s Awards that would have vested had the Participant remained employed through the vesting date immediately following the date of such death or Total and Permanent Disability (or, in the event vesting is based upon the attainment of one or more Performance Goals, the pro-rata portion of the Participant’s Awards that would have vested had the Participant remained employed through the vesting date immediately following the date of such death or Total and Permanent Disability, or such other date as may be determined by the Committee, in its sole discretion), shall be immediately vested.

ARTICLE 8

EXERCISE OR CONVERSION OF AWARDS

8.1          In General.  A vested Award may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement

8.2          Securities Law and Exchange Restrictions.  In no event may an Award be exercised or shares of Common Stock be issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3          Exercise of Stock Option.

(a)           In General.  If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised.  No Stock Option may be exercised for a fractional share of Common Stock.  The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

(b)           Notice and Payment.  Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon.

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On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways:  (a) cash or check, bank draft, or money order payable to the order of the Company; (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date (“stock-for-stock exercise”); (c) with the consent of the Committee, by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price (“cashless exercise method”);  and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion.  In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered.

(c)           Reload Stock Options.  In the event that shares of Common Stock are delivered by a Participant in payment of all or a portion of the exercise price of a Stock Option as set forth in Section 8.3(b) above and/or shares of Common Stock are delivered to or withheld by the Company in satisfaction of the Company’s tax withholding obligations upon exercise in accordance with Section 15.6 hereof, then, subject to Article 10 hereof, then, if and to the extent authorized by the Committee, such Participant may be eligible for the grant of a replacement Nonqualified Stock Option (or if the Participant is exercising an Incentive Stock Option, a replacement Incentive Stock Option) (in either case, a “Reload Stock Option”), to purchase that number of shares so delivered to or withheld by the Company, as the case may be, at an option exercise price equal to the Fair Market Value per share of the Common Stock on the date of exercise of the original Stock Option (subject to the provisions of the Plan regarding Incentive Stock Options and, in any event not less than the par value per share of the Common Stock). The option period for a Reload Stock Option will commence on its Date of Grant and expire on the expiration date of the original Stock Option it replaces (subject to the provisions of the Plan regarding Incentive Stock Options), after which period the Reload Stock Option cannot be exercised.  The Date of Grant of a Reload Stock Option shall be the date that the Stock Option it replaces is exercised.  A Reload Stock Option cannot be exercised by the Participant until the later of: (i) the exercise dates specified in the original Stock Option or (ii) six (6) months after the Date of Grant of the Reload Stock Option.  It shall be a condition to the grant of a Reload Stock Option that promptly after its Date of Grant, a stock option agreement shall be delivered to the Participant and executed by the Participant and the Company which sets forth the total number of shares subject to the Reload Stock Option, the option exercise price, the option period of the Reload Stock Option, and such other terms and provisions as are consistent with the Plan.

(d)           Issuance of Certificate.  Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered as directed by the Participant (or the person exercising the Participant’s Stock Option in the event of his death) at its principal business office promptly after the Exercise Date; provided that if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee determines in its discretion that the listing, registration, or

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qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

(e)           Failure to Pay.  Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Company.

8.4          Disqualifying Disposition of Incentive Stock Option.  If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition.  A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

ARTICLE 9

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (i) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (ii) in order for the Plan and Awards awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections;  shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon.  Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Awards theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement.  In the event of any such amendment to the Plan, the holder of any Award outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto.  Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Award theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 10

TERM

The Plan shall be effective from the date that this Plan is approved by the Board.  Unless sooner terminated by action of the Board, the Plan will terminate on January 22, 2014, but Awards granted before that date will continue to be effective in accordance with their terms and conditions.

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ARTICLE 11

CAPITAL ADJUSTMENTS

In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of the (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (iii) the Option Price of each outstanding Award, and (iv) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4; provided however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number.  In lieu of the foregoing, if deemed appropriate, the Committee may make provision for a cash payment to the holder of an outstanding Award.  Notwithstanding the foregoing, no such adjustment or cash payment shall be made or authorized to the extent that such adjustment or cash payment would cause the Plan or any Stock Option to violate Section 422 of the Code.  Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Upon the occurrence of any such adjustment or cash payment, the Company shall provide notice to each affected Participant of its computation of such adjustment or cash payment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 12

RECAPITALIZATION, MERGER, AND CONSOLIDATION

12.1        No Effect on Company’s Authority.  The existence of this Plan and Awards granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2        Conversion of Awards Where Company Survives.  Subject to any required action by the stockholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company is the surviving or resulting corporation in any merger, consolidation, or share exchange, any Award granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Award would have been entitled.

12.3        Exchange or Cancellation of Awards Where Company Does Not Survive.  Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation, or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Awards, that

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number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting, or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Awards to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4        Cancellation of Awards.  Notwithstanding the provisions of Sections 12.2 and 12.3 hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Awards granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation, or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a)           giving notice to each holder thereof or his or her personal representative of its intention to cancel those Awards for which the issuance of shares of Common Stock involved payment by the Participant for such shares and, permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Awards, including in the Board’s discretion some or all of the shares as to which such Awards would not otherwise be vested and exercisable; or

(b)           in the case of Awards that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Award to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Award. In cases where the shares constitute, or would after exercise constitute, Restricted Stock, the Company, in its discretion may include some or all of those shares in the calculation of the amount payable hereunder.  In estimating the Spread, appropriate adjustments to give effect to the existence of the Awards shall be made, such as deeming the Awards to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Awards as being outstanding in determining the net amount per share.  In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges (including but not limited to taxes payable by the Company before such liquidation could be completed).

(c)           An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

ARTICLE 13

LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Award under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Award, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Award, make any partial distribution of its

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assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such), and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

ARTICLE 14

AWARDS IN SUBSTITUTION FOR

AWARDS GRANTED BY OTHER ENTITIES

Awards may be granted under the Plan from time to time in substitution for similar instruments held by employees, consultants or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Consultants or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer.  The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Awards in substitution for which they are granted.

ARTICLE 15

MISCELLANEOUS PROVISIONS

15.1        Investment Intent.  The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Awards granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

15.2        No Right to Continued Employment.  Neither the Plan nor any Award granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3        Indemnification of Board and Committee.  No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

15.4        Effect of the Plan.  Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.5        Compliance With Other Laws and Regulations.  Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Award if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without

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limitation Section 16 of the 1934 Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Award, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation.  The Plan, the grant and exercise of Awards hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required.

15.6        Tax Requirements.  The Company or, if applicable, any Subsidiary (for purposes of this Section 15.6, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any Federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan.  The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award.  Such payments shall be required to be made when requested by Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock.  Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate Fair Market Value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii).  The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant.  The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

15.7        Assignability.  Incentive Stock Options may not be transferred, assigned, pledged, hypothecated, or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of a Stock Option.  The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.7 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Nonqualified Stock Options may not be transferred, assigned, pledged, hypothecated, or otherwise conveyed or encumbered other than by will or the laws of descent and distribution.  The Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option to be granted to a Participant on terms which permit transfer by such Participant to (i) the spouse (or former spouse), children, or grandchildren of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Options shall be prohibited except those by will or the laws of descent and distribution.

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Following any transfer, any such Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee.  The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement.  The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option of any expiration, termination, lapse, or acceleration of such Stock Option.  The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option that has been transferred by a Participant under this Section 15.7.

15.8        Use of Proceeds.  Proceeds from the sale of shares of Common Stock pursuant to Awards granted under this Plan shall constitute general funds of the Company.

15.9        Execution of Receipts and Releases.  Any payment of cash or any issuance or transfer of Common Stock to a Participant, or his or her legal representative, heir, legatee, or distributee, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder.  The Committee may require any Participant, legal representative, heir, legatee, or distributee, as a condition precedent to such payment, issuance, or transfer, to execute a release and receipt therfor in such form as the Committee may determine, in its sole discretion.

15.10      Legend.  Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to, and transferable only in accordance with, that certain Amended and Restated 2004 Stock Option Plan of Supreme Industries, Inc., a copy of which is on file at the principal office of the Company in Goshen, Indiana.  No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan.  By acceptance of this certificate, any holder, transferee, or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer, or distribution, have been issued pursuant to exemptions from the

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registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold, or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

A copy of this Plan shall be kept on file in the principal office of the Company in Goshen, Indiana.

***************

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IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of February 7, 2006, by its Chairman of the Board and Secretary pursuant to prior action taken by the Board.

SUPREME INDUSTRIES, INC.

By:	/s/ Herbert M. Gardner
Herbert M. Gardner
Chairman of the Board

Attest:

/s/ William J. Barrett
William J. Barrett
Secretary

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SUPREME INDUSTRIES, INC.

This Proxy is Solicited on Behalf of the Board of Directors

2581 East Kercher Road, Goshen, Indiana  46528

The undersigned hereby appoints Robert W. Wilson and  Herbert M. Gardner, as Proxies, each with the power to appoint his substitute, and hereby authorizes them, to represent and to vote, as designated on the reverse side, all shares of Class A Common Stock of Supreme Industries, Inc. (the “Company”) held of record by the undersigned on  March 24, 2006 at the Annual Meeting of Stockholders to be held on May 4, 2006 or at any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, AND 3.

(TO BE SIGNED ON REVERSE SIDE)

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ANNUAL MEETING OF STOCKHOLDERS OF

SUPREME INDUSTRIES, INC.

May 4, 2006

Please sign, date, and mail your proxy card in the

envelope provided as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS  2 AND 3.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

1. ELECTION OF DIRECTORS:		NOMINEES
FOR ALL NOMINEES	☐	ARTHUR M. BORDEN
MARK C. NEILSON
WITHHOLD AUTHORITY FOR ALL NOMINEES	☐	WILLIAM C. HURTT, JR.

FOR ALL EXCEPT	☐

INSTRUCTION:  To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐
	FOR	AGAINST	ABSTAIN

2. APPROVAL OF AMENDED AND RESTATED 2004 STOCK OPTION PLAN.	☐	☐	☐

	FOR	AGAINST	ABSTAIN

3. RATIFICATION OF SELECTION OF CROWE CHIZEK AND COMPANY LLC AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.	☐	☐	☐

Returned proxy forms when properly executed will be voted: (1) as specified on the matters listed above; (2) in accordance with the Directors’ recommendations where a choice is not specified; and (3) in accordance with the judgment of the proxies on any other matters that may properly come before the meeting.

PLEASE DATE AND SIGN BELOW AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature of Shareholder ____________ Date ______, 2006   Signature of Shareholder ____________ Date ______, 2006

NOTE:  Please sign exactly as your name or names appear on the Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

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